Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-4

INFLECTION POINT ACQUISITION CORP. IV

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit		Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Common Stock	(1)	457(a)	35,581,629		$10.81	$384,637,409.49	0.0001381	$53,118.43
Fees to be Paid	Equity	Units, each consisting of one share of Common Stock, and one right to receive one-tenth (1/10) of one share of Common Stock	(2)	457(a)	653,821		11.45	7,486,250.45	0.0001381	1,033.86
Fees to be Paid	Equity	Common Stock	(3)	Other	653,821				0.0001381	0.00
Fees to be Paid	Equity	Rights, each entitling the holder to receive one tenth (1/10) of one share of Common Stock	(4)	Other	653,821				0.0001381	0.00
Fees to be Paid	Equity	Common Stock	(5)	Other	65,382				0.0001381	0.00
Fees to be Paid	Equity	Rights, each entitling the holder to receive one tenth (1/10) of one share of Common Stock	(6)	457(a)	24,771,179		0.79	19,569,231.41	0.0001381	2,702.52
Fees to be Paid	Equity	Common Stock	(7)	Other	78,342,430			766.30	0.0001381	0.11
Fees to be Paid	Equity	Series A Preferred Stock	(8)	Other	10,288,021				0.0001381	0.00
Fees to be Paid	Equity	Common Stock	(9)	Other	24,691,250			32,651,469.26	0.0001381	4,509.17
Fees to be Paid	Equity	Preferred Investor Warrants	(10)	Other					0.0001381	0.00
Fees to be Paid	Equity	Common Stock	(11)	Other	24,248,102	$		$121,240,848.78	0.0001381	$16,743.37

Total Offering Amounts:								$565,585,975.68		78,107.46
Total Fees Previously Paid:
Total Fee Offsets:										0.00
Net Fee Due:										$78,107.46

__________________________________________
Offering Note(s)

(1)	Prior to the consummation of the business combination described in the proxy statement/prospectus forming part of this registration statement (the “proxy statement/prospectus”), Inflection Point, intends to effect a deregistration under the Cayman Islands Companies Act (As Revised) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which Inflection Point’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the proxy statement/prospectus. All securities being registered will be issued by the post-Domestication entity as described in this proxy statement/prospectus. Immediately prior to the Domestication, each Inflection Point Class B Ordinary Share not previously converted into an Inflection Point Class A Ordinary Share will be automatically converted into one Inflection Point Class A Ordinary Share. In connection with the Domestication: (a) each of the then issued and outstanding Inflection Point Class A Shares will convert automatically, on a one-for-one basis, into a share of New Merlin Common Stock; (ii) each of the then issued and outstanding Inflection Point Rights will convert automatically into a Post-Domestication Right; and (iii) each of the then issued and outstanding Inflection Point Units will convert automatically into a Post-Domestication Unit, consisting of one share of New Merlin Common Stock and one Post-Domestication Right. At the Effective Time, (x) each then issued and outstanding Post-Domestication Right will convert automatically into one-tenth of one share of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share; and (y) each then issued and outstanding Post-Domestication Unit shall be canceled and will convert automatically into one and one-tenth (1.1) shares of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share.

Pursuant to Rule 416(a) of the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

Consists of (i) 24,771,179 shares of New Merlin Common Stock issuable upon conversion in the Domestication of an equal number of Public Shares that were included in the Inflection Point Units issued in Inflection Point’s IPO and that had been separated into the underlying securities as of December 29, 2025, (ii) 2,477,117 shares of New Merlin Common Stock issuable upon conversion of Post-Domestication Rights (following the conversion of the Inflection Point Rights that were included in the Inflection Point Units issued in the IPO and that had been separated into the underlying securities as of December 29, 2025, into Post-Domestication Rights in the Domestication), and (iii) 8,333,333 shares of New Merlin Common Stock issuable upon conversion of 8,333,333 Inflection Point Class A Ordinary Shares, that were initially issued as Inflection Point Class B Ordinary Shares in a private placement prior to the IPO to the Sponsor.

Calculated in accordance with Rule 457(f)(1) and Rule 457(c) under the Securities Act, based on the average of the high and low prices of the Inflection Point Class A Ordinary Shares on Nasdaq on January 7, 2026 (such date being within five business days of the date that this registration statement was first filed with the SEC).

(2)	Prior to the consummation of the business combination described in the proxy statement/prospectus forming part of this registration statement (the “proxy statement/prospectus”), Inflection Point, intends to effect a deregistration under the Cayman Islands Companies Act (As Revised) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which Inflection Point’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the proxy statement/prospectus. All securities being registered will be issued by the post-Domestication entity as described in this proxy statement/prospectus. Immediately prior to the Domestication, each Inflection Point Class B Ordinary Share not previously converted into an Inflection Point Class A Ordinary Share will be automatically converted into one Inflection Point Class A Ordinary Share. In connection with the Domestication: (a) each of the then issued and outstanding Inflection Point Class A Shares will convert automatically, on a one-for-one basis, into a share of New Merlin Common Stock; (ii) each of the then issued and outstanding Inflection Point Rights will convert automatically into a Post-Domestication Right; and (iii) each of the then issued and outstanding Inflection Point Units will convert automatically into a Post-Domestication Unit, consisting of one share of New Merlin Common Stock and one Post-Domestication Right. At the Effective Time, (x) each then issued and outstanding Post-Domestication Right will convert automatically into one-tenth of one share of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share; and (y) each then issued and outstanding Post-Domestication Unit shall be canceled and will convert automatically into one and one-tenth (1.1) shares of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share.

Pursuant to Rule 416(a) of the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

Represents the maximum number of Post-Domestication Units to be issued in connection with the Domestication, each consisting of one share of New Merlin Common Stock and one Post-Domestication Right, based on 653,821 Inflection Point Units that had not been separated into the underlying securities as of December 29, 2025, consisting of (i) 228,821 Inflection Point Units issued in Inflection Point’s IPO and (ii) 425,000 Private Placement Units that were initially issued in a private placement concurrently with the IPO to the Sponsor.

Calculated in accordance with Rule 457(f)(1) and Rule 457(c) under the Securities Act, based on the average of the high and low prices of the Inflection Point Units on Nasdaq on January 7, 2026 (such date being within five business days of the date that this registration statement was first filed with the SEC).

(3)	Prior to the consummation of the business combination described in the proxy statement/prospectus forming part of this registration statement (the “proxy statement/prospectus”), Inflection Point, intends to effect a deregistration under the Cayman Islands Companies Act (As Revised) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which Inflection Point’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the proxy statement/prospectus. All securities being registered will be issued by the post-Domestication entity as described in this proxy statement/prospectus. Immediately prior to the Domestication, each Inflection Point Class B Ordinary Share not previously converted into an Inflection Point Class A Ordinary Share will be automatically converted into one Inflection Point Class A Ordinary Share. In connection with the Domestication: (a) each of the then issued and outstanding Inflection Point Class A Shares will convert automatically, on a one-for-one basis, into a share of New Merlin Common Stock; (ii) each of the then issued and outstanding Inflection Point Rights will convert automatically into a Post-Domestication Right; and (iii) each of the then issued and outstanding Inflection Point Units will convert automatically into a Post-Domestication Unit, consisting of one share of New Merlin Common Stock and one Post-Domestication Right. At the Effective Time, (x) each then issued and outstanding Post-Domestication Right will convert automatically into one-tenth of one share of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share; and (y) each then issued and outstanding Post-Domestication Unit shall be canceled and will convert automatically into one and one-tenth (1.1) shares of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share.

Pursuant to Rule 416(a) of the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

Represents 653,821 shares of New Merlin Common Stock included in the Post-Domestication Units described in note (4).

Pursuant to Rule 457(i), no separate registration fee is required for the securities underlying the Post-Domestication Units because no additional consideration is to be received in connection with the separation of the Post-Domestication Units into the underlying shares of New Merlin Common Stock and Post-Domestication Rights, or the conversion the Post-Domestication Rights into shares of New Merlin Common Stock.

(4)	Prior to the consummation of the business combination described in the proxy statement/prospectus forming part of this registration statement (the “proxy statement/prospectus”), Inflection Point, intends to effect a deregistration under the Cayman Islands Companies Act (As Revised) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which Inflection Point’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the proxy statement/prospectus. All securities being registered will be issued by the post-Domestication entity as described in this proxy statement/prospectus. Immediately prior to the Domestication, each Inflection Point Class B Ordinary Share not previously converted into an Inflection Point Class A Ordinary Share will be automatically converted into one Inflection Point Class A Ordinary Share. In connection with the Domestication: (a) each of the then issued and outstanding Inflection Point Class A Shares will convert automatically, on a one-for-one basis, into a share of New Merlin Common Stock; (ii) each of the then issued and outstanding Inflection Point Rights will convert automatically into a Post-Domestication Right; and (iii) each of the then issued and outstanding Inflection Point Units will convert automatically into a Post-Domestication Unit, consisting of one share of New Merlin Common Stock and one Post-Domestication Right. At the Effective Time, (x) each then issued and outstanding Post-Domestication Right will convert automatically into one-tenth of one share of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share; and (y) each then issued and outstanding Post-Domestication Unit shall be canceled and will convert automatically into one and one-tenth (1.1) shares of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share.

Pursuant to Rule 416(a) of the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

Represents 653,821 Post-Domestication Rights included in the Post-Domestication Units described in note (4).

Pursuant to Rule 457(i), no separate registration fee is required for the securities underlying the Post-Domestication Units because no additional consideration is to be received in connection with the separation of the Post-Domestication Units into the underlying shares of New Merlin Common Stock and Post-Domestication Rights, or the conversion the Post-Domestication Rights into shares of New Merlin Common Stock.

(5)	Prior to the consummation of the business combination described in the proxy statement/prospectus forming part of this registration statement (the “proxy statement/prospectus”), Inflection Point, intends to effect a deregistration under the Cayman Islands Companies Act (As Revised) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which Inflection Point’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the proxy statement/prospectus. All securities being registered will be issued by the post-Domestication entity as described in this proxy statement/prospectus. Immediately prior to the Domestication, each Inflection Point Class B Ordinary Share not previously converted into an Inflection Point Class A Ordinary Share will be automatically converted into one Inflection Point Class A Ordinary Share. In connection with the Domestication: (a) each of the then issued and outstanding Inflection Point Class A Shares will convert automatically, on a one-for-one basis, into a share of New Merlin Common Stock; (ii) each of the then issued and outstanding Inflection Point Rights will convert automatically into a Post-Domestication Right; and (iii) each of the then issued and outstanding Inflection Point Units will convert automatically into a Post-Domestication Unit, consisting of one share of New Merlin Common Stock and one Post-Domestication Right. At the Effective Time, (x) each then issued and outstanding Post-Domestication Right will convert automatically into one-tenth of one share of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share; and (y) each then issued and outstanding Post-Domestication Unit shall be canceled and will convert automatically into one and one-tenth (1.1) shares of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share.

Pursuant to Rule 416(a) of the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

Represents 65,382 shares of New Merlin Common Stock underlying the Post-Domestication Rights described in note (6).

Pursuant to Rule 457(i), no separate registration fee is required for the securities underlying the Post-Domestication Units because no additional consideration is to be received in connection with the separation of the Post-Domestication Units into the underlying shares of New Merlin Common Stock and Post-Domestication Rights, or the conversion the Post-Domestication Rights into shares of New Merlin Common Stock.

(6)	Prior to the consummation of the business combination described in the proxy statement/prospectus forming part of this registration statement (the “proxy statement/prospectus”), Inflection Point, intends to effect a deregistration under the Cayman Islands Companies Act (As Revised) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which Inflection Point’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the proxy statement/prospectus. All securities being registered will be issued by the post-Domestication entity as described in this proxy statement/prospectus. Immediately prior to the Domestication, each Inflection Point Class B Ordinary Share not previously converted into an Inflection Point Class A Ordinary Share will be automatically converted into one Inflection Point Class A Ordinary Share. In connection with the Domestication: (a) each of the then issued and outstanding Inflection Point Class A Shares will convert automatically, on a one-for-one basis, into a share of New Merlin Common Stock; (ii) each of the then issued and outstanding Inflection Point Rights will convert automatically into a Post-Domestication Right; and (iii) each of the then issued and outstanding Inflection Point Units will convert automatically into a Post-Domestication Unit, consisting of one share of New Merlin Common Stock and one Post-Domestication Right. At the Effective Time, (x) each then issued and outstanding Post-Domestication Right will convert automatically into one-tenth of one share of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share; and (y) each then issued and outstanding Post-Domestication Unit shall be canceled and will convert automatically into one and one-tenth (1.1) shares of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share.

Pursuant to Rule 416(a) of the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

Consists of 24,771,179 Post-Domestication Rights to be issued in exchange for 24,771,179 Inflection Point Rights that were included in the Inflection Point Units issued in Inflection Point’s IPO and that had been separated into the underlying securities as of December 29, 2025.

Calculated in accordance with Rule 457(f)(1) and Rule 457(c) under the Securities Act, based on the average of the high and low prices of the Inflection Point Rights on Nasdaq on January 7, 2026 (such date being within five business days of the date that this registration statement was first filed with the SEC).

(7)	Prior to the consummation of the business combination described in the proxy statement/prospectus forming part of this registration statement (the “proxy statement/prospectus”), Inflection Point, intends to effect a deregistration under the Cayman Islands Companies Act (As Revised) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which Inflection Point’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the proxy statement/prospectus. All securities being registered will be issued by the post-Domestication entity as described in this proxy statement/prospectus. Immediately prior to the Domestication, each Inflection Point Class B Ordinary Share not previously converted into an Inflection Point Class A Ordinary Share will be automatically converted into one Inflection Point Class A Ordinary Share. In connection with the Domestication: (a) each of the then issued and outstanding Inflection Point Class A Shares will convert automatically, on a one-for-one basis, into a share of New Merlin Common Stock; (ii) each of the then issued and outstanding Inflection Point Rights will convert automatically into a Post-Domestication Right; and (iii) each of the then issued and outstanding Inflection Point Units will convert automatically into a Post-Domestication Unit, consisting of one share of New Merlin Common Stock and one Post-Domestication Right. At the Effective Time, (x) each then issued and outstanding Post-Domestication Right will convert automatically into one-tenth of one share of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share; and (y) each then issued and outstanding Post-Domestication Unit shall be canceled and will convert automatically into one and one-tenth (1.1) shares of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share.

Pursuant to Rule 416(a) of the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

Represents the maximum number of shares of New Merlin Common Stock to be issued in connection with the Business Combination to the Merlin Equity Holders (other than the holders of the Pre-Funded Convertible Notes and the Pre-Funded Warrants in respect of those securities) and consists of up to (i) 71,124,082 shares of New Merlin Common Stock to be issued at Closing and (ii) 7,218,348 shares of New Merlin Common Stock issuable upon exercise of New Merlin Options to be issued at Closing in exchange for Merlin Options.

Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f)(2) of the Securities Act. Merlin is a private company and no market exists for its equity securities. Merlin also has an accumulated capital deficit. Therefore, the proposed maximum aggregate offering price is one-third of the par value of the securities to be exchanged.

(8)	Prior to the consummation of the business combination described in the proxy statement/prospectus forming part of this registration statement (the “proxy statement/prospectus”), Inflection Point, intends to effect a deregistration under the Cayman Islands Companies Act (As Revised) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which Inflection Point’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the proxy statement/prospectus. All securities being registered will be issued by the post-Domestication entity as described in this proxy statement/prospectus. Immediately prior to the Domestication, each Inflection Point Class B Ordinary Share not previously converted into an Inflection Point Class A Ordinary Share will be automatically converted into one Inflection Point Class A Ordinary Share. In connection with the Domestication: (a) each of the then issued and outstanding Inflection Point Class A Shares will convert automatically, on a one-for-one basis, into a share of New Merlin Common Stock; (ii) each of the then issued and outstanding Inflection Point Rights will convert automatically into a Post-Domestication Right; and (iii) each of the then issued and outstanding Inflection Point Units will convert automatically into a Post-Domestication Unit, consisting of one share of New Merlin Common Stock and one Post-Domestication Right. At the Effective Time, (x) each then issued and outstanding Post-Domestication Right will convert automatically into one-tenth of one share of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share; and (y) each then issued and outstanding Post-Domestication Unit shall be canceled and will convert automatically into one and one-tenth (1.1) shares of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share.

Pursuant to Rule 416(a) of the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

Represents 10,288,021 shares of Series A Preferred Stock to be issued as consideration in the Merger to the holders of Pre-Funded Convertible Notes, taking into account, solely for this purpose accrued interest on the Pre-Funded Convertible Notes through March 31, 2026.

Calculated in accordance with Rule 457(f)(2) and Rule 457(i) under the Securities Act. As stated in note (18), Merlin is a private company, no market exists for its equity securities, and Merlin has an accumulated capital deficit. Therefore, the proposed maximum offering price is one-third of the principal amount of the Pre-Funded Convertible Notes to be exchanged in the Business Combination. Consistent with the response to Question 240.06 of the Securities Act Rules Compliance and Disclosure Interpretations (“C&DI 240.06”), the registration fee with respect to the Series A Preferred Stock has been allocated to the New Merlin Common Stock issuable upon conversion of the Series A Preferred Stock and included in the registration fee paid in respect of such shares of New Merlin Common Stock.

(9)	Prior to the consummation of the business combination described in the proxy statement/prospectus forming part of this registration statement (the “proxy statement/prospectus”), Inflection Point, intends to effect a deregistration under the Cayman Islands Companies Act (As Revised) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which Inflection Point’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the proxy statement/prospectus. All securities being registered will be issued by the post-Domestication entity as described in this proxy statement/prospectus. Immediately prior to the Domestication, each Inflection Point Class B Ordinary Share not previously converted into an Inflection Point Class A Ordinary Share will be automatically converted into one Inflection Point Class A Ordinary Share. In connection with the Domestication: (a) each of the then issued and outstanding Inflection Point Class A Shares will convert automatically, on a one-for-one basis, into a share of New Merlin Common Stock; (ii) each of the then issued and outstanding Inflection Point Rights will convert automatically into a Post-Domestication Right; and (iii) each of the then issued and outstanding Inflection Point Units will convert automatically into a Post-Domestication Unit, consisting of one share of New Merlin Common Stock and one Post-Domestication Right. At the Effective Time, (x) each then issued and outstanding Post-Domestication Right will convert automatically into one-tenth of one share of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share; and (y) each then issued and outstanding Post-Domestication Unit shall be canceled and will convert automatically into one and one-tenth (1.1) shares of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share.

Pursuant to Rule 416(a) of the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

Represents the number of shares of New Merlin Common Stock issuable upon conversion of the Series A Preferred Stock described in note (10), assuming solely for this purpose, a conversion price of $5.00 per share of New USARE Common Stock, which amount represents a good-faith estimate of the maximum amount of shares of New Merlin Common Stock that may become issuable upon conversion of such shares of Series A Preferred Stock. Each share of Series A Preferred Stock is convertible into a number of shares of New Merlin Common Stock equal to the Accrued Value divided by the conversion price then in effect.

Calculated in accordance with Rule 457(f)(2) and Rule 457(i) under the Securities Act. As stated in note (18), Merlin is a private company, no market exists for its equity securities, and Merlin has an accumulated capital deficit. Therefore, the proposed maximum offering price is one-third of the principal amount of the Pre-Funded Convertible Notes to be exchanged in the Business Combination. Consistent with the response to Question 240.06 of the Securities Act Rules Compliance and Disclosure Interpretations (“C&DI 240.06”), the registration fee with respect to the Series A Preferred Stock has been allocated to the New Merlin Common Stock issuable upon conversion of the Series A Preferred Stock and included in the registration fee paid in respect of such shares of New Merlin Common Stock.

(10)	Prior to the consummation of the business combination described in the proxy statement/prospectus forming part of this registration statement (the “proxy statement/prospectus”), Inflection Point, intends to effect a deregistration under the Cayman Islands Companies Act (As Revised) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which Inflection Point’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the proxy statement/prospectus. All securities being registered will be issued by the post-Domestication entity as described in this proxy statement/prospectus. Immediately prior to the Domestication, each Inflection Point Class B Ordinary Share not previously converted into an Inflection Point Class A Ordinary Share will be automatically converted into one Inflection Point Class A Ordinary Share. In connection with the Domestication: (a) each of the then issued and outstanding Inflection Point Class A Shares will convert automatically, on a one-for-one basis, into a share of New Merlin Common Stock; (ii) each of the then issued and outstanding Inflection Point Rights will convert automatically into a Post-Domestication Right; and (iii) each of the then issued and outstanding Inflection Point Units will convert automatically into a Post-Domestication Unit, consisting of one share of New Merlin Common Stock and one Post-Domestication Right. At the Effective Time, (x) each then issued and outstanding Post-Domestication Right will convert automatically into one-tenth of one share of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share; and (y) each then issued and outstanding Post-Domestication Unit shall be canceled and will convert automatically into one and one-tenth (1.1) shares of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share.

Pursuant to Rule 416(a) of the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

Represents New Merlin Series A Warrants to purchase up to 10,103,376 shares of New Merlin Common Stock to be issued as consideration in the Merger to the holders of Pre-Funded Warrants.

Calculated in accordance with Rule 457(f)(2) under the Securities Act. As stated in note (18), Merlin is a private company, no market exists for its equity securities, and Merlin has an accumulated capital deficit. Therefore, the proposed maximum offering price is one-third of the principal amount, par value or stated value of the Pre-Funded Warrants to be exchanged in the Business Combination. Such Pre-Funded Warrants do not have a principal amount, par value or stated value. The proposed maximum offering price reflected herein is one-third of the par value of the shares of Merlin Common Stock issuable upon exercise of the Pre-Funded Warrants. Consistent with the response to C&DI 240.06, the registration fee with respect to the New Merlin Series A Warrants has been allocated to the New Merlin Common Stock issuable upon exercise of the New Merlin Series A Warrants and included in the registration fee paid in respect of such shares of New Merlin Common Stock.

(11)	Prior to the consummation of the business combination described in the proxy statement/prospectus forming part of this registration statement (the “proxy statement/prospectus”), Inflection Point, intends to effect a deregistration under the Cayman Islands Companies Act (As Revised) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which Inflection Point’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the proxy statement/prospectus. All securities being registered will be issued by the post-Domestication entity as described in this proxy statement/prospectus. Immediately prior to the Domestication, each Inflection Point Class B Ordinary Share not previously converted into an Inflection Point Class A Ordinary Share will be automatically converted into one Inflection Point Class A Ordinary Share. In connection with the Domestication: (a) each of the then issued and outstanding Inflection Point Class A Shares will convert automatically, on a one-for-one basis, into a share of New Merlin Common Stock; (ii) each of the then issued and outstanding Inflection Point Rights will convert automatically into a Post-Domestication Right; and (iii) each of the then issued and outstanding Inflection Point Units will convert automatically into a Post-Domestication Unit, consisting of one share of New Merlin Common Stock and one Post-Domestication Right. At the Effective Time, (x) each then issued and outstanding Post-Domestication Right will convert automatically into one-tenth of one share of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share; and (y) each then issued and outstanding Post-Domestication Unit shall be canceled and will convert automatically into one and one-tenth (1.1) shares of New Merlin Common Stock, with any fractional shares of New Merlin Common Stock to be issued in connection with such conversion rounded down to the nearest whole share.

Pursuant to Rule 416(a) of the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

Represents the number of shares of New Merlin Common Stock issuable upon exercise of the New Merlin Warrants described in note (12) (assuming, solely for this purpose, a $5.00 exercise price), which amount represents a good-faith estimate of the maximum amount of shares of New Merlin Common Stock that may become issuable upon exercise of such New Merlin Series A Warrants.

Calculated in accordance with Rule 457(f)(2) and Rule 457(i) under the Securities Act, based on the sum of (i) the proposed maximum offering price of the New Merlin Series A Warrants as described in note (20) and (ii) the maximum aggregate exercise price of the New Merlin Series A Warrants, which is $121,240,51.00. Consistent with the response to C&DI 240.06, the registration fee with respect to the New Merlin Series A Warrants has been allocated to the New Merlin Common Stock issuable upon exercise of the New Merlin Series A Warrants and included in the registration fee paid in respect of such shares of New Merlin Common Stock.